Exhibit 10.10
EXECUTION COPY
SECOND LIEN PLEDGE AND SECURITY AGREEMENT
dated as of February 28, 2007
between
EACH OF THE GRANTORS PARTY HERETO
and
CAPITALSOURCE FINANCE LLC,
as Collateral Agent

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PAGE
SECTION 11. MISCELLANEOUS	35

SCHEDULE 4.1 — GENERAL INFORMATION

SCHEDULE 4.2 — LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 — INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 — MATERIAL CONTRACTS

SCHEDULE 4.6 — DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 — INTELLECTUAL PROPERTY — EXCEPTIONS

SCHEDULE 4.8 — COMMERCIAL TORT CLAIMS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

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          This SECOND LIEN PLEDGE AND SECURITY AGREEMENT, dated as of February 28, 2007 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and CAPITALSOURCE FINANCE LLC (“CapitalSource”), as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).
RECITALS:
     WHEREAS, reference is made to that certain Second Lien Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AZ CHEM US INC. (“U.S. Borrower”), AZ CHEM US HOLDINGS INC. (“U.S. Holdings”), certain Subsidiaries of U.S. Holdings, as Guarantors, the lenders party thereto from time to time (the “Lenders”), and GSCP, as Lead Arranger, Bookrunner, and Syndication Agent and CapitalSource, as Administrative Agent and Collateral Agent;
     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;
     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents and the Hedge Agreements as set forth herein;
     WHEREAS, concurrently herewith, U.S. Borrower and the other Grantors are entering into the First Lien Credit Agreement with the agents and lenders party thereto;
     WHEREAS, in order to secure the obligations under the First Lien Credit Agreement, the Grantors are concurrently granting to the Collateral Agent (as defined in the First Lien Credit Agreement), for the benefit of the holders of the obligations under the Credit Documents (as defined in the First Lien Credit Agreement), a first priority security interest in the Collateral;
     WHEREAS, in order to set forth their respective rights and remedies with respect to the Collateral, the Collateral Agent and the First Lien Collateral Agent (as defined in the Intercreditor Agreement) are concurrently entering into the Intercreditor Agreement; and
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:
SECTION 1. DEFINITIONS; GRANT OF SECURITY.
     1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:
          “Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.
          “Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.
          “Additional Grantors” shall have the meaning assigned in Section 5.3.

          “Agreement” shall have the meaning set forth in the preamble.
          “Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.
          “Cash Proceeds” shall have the meaning assigned in Section 7.7.
          “Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.
          “Collateral” shall have the meaning assigned in Section 2.1.
          “Collateral Agent” shall have the meaning set forth in the preamble.
          “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
          “Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).
          “Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Tax Code.
          “Copyright Licenses” shall mean all written agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).
          “Copyrights” shall mean all United States, and foreign copyrights (including Community designs), owned by each Grantor including but not limited to copyrights in software and databases, and all Mask Works (as defined in 17 U.S.C. § 901(a)(1)) whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.
          “Credit Agreement” shall have the meaning set forth in the recitals.
          “Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).
          “Documents” shall mean all “documents” as defined in Article 9 of the UCC.
          “Equipment” shall mean: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.
          “General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).
          “Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).
          “Grantors” shall have the meaning set forth in the preamble.
          “Indemnitee” shall mean the Collateral Agent, and its and its Affiliates’ officers, partners, directors, trustees, employees, agents.
          “Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.
          “Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.
          “Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.
          “Internal Revenue Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.
          “Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).
          “Investment Accounts” shall mean the Securities Accounts, Commodities Accounts and Deposit Accounts.
          “Investment Related Property” shall mean: (i) all “investment property” as defined in Article 9 of the UCC and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.
          “Lender” shall have the meaning set forth in the recitals.
          “Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.
          “Money” shall mean “money” as defined in the UCC.
          “Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).
          “Patent Licenses” shall mean all written agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).
          “Patents” shall mean all United States and foreign patents and certificates of invention and applications for any of the foregoing, owned by each Grantor including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii)all rights corresponding thereto, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.
          “Pledged Debt” shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.
          “Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.
          “Pledged LLC Interests” shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.
          “Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.
          “Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
          “Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.
          “Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral is sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          “Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s fights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.
          “Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.
          “Record” shall have the meaning specified in Article 9 of the UCC.
          “Secured Obligations” shall have the meaning assigned in Section 3.1.
          “Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
          “Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.
          “Trademark Licenses” shall mean all written agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).
          “Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature owned by each Grantor, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Trade Secret Licenses” shall mean all written agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).
          “Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
          “United States” shall mean the United States of America.
     1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. Notwithstanding the foregoing, the Liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject in all respects to the provisions of the Intercreditor Agreement. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.
     2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):
          (a) Accounts;
          (b) Chattel Paper;
          (c) Documents;
          (d) General Intangibles;
          (e) Goods;
          (f) Instruments;
          (g) Insurance;
          (h) Intellectual Property;
          (i) Investment Related Property;
          (J) Letter of Credit Rights;
          (k) Money;
          (l) Receivables and Receivable Records;
          (m) Commercial Tort Claims;
          (n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and
          (o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.
     2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, sublicense, contract, property rights or agreement to which any Grantor is a party if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, sublicense, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; or (b)if applicable, in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation; or (c) any intent-to-use Trademark applications until such time as verified “statement of use” or “amendment to allege use” with respect thereto has been filed with and accepted in the United States Patent and Trademark Office; or (d) for so long as the Specified Target is not a wholly-owned Subsidiary of the Grantors, the Equity Interests of the Specified Target.
     2.3 Subordination. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 2.1 herein shall, prior to the Discharge of First Lien Obligations (as defined in the Intercreditor Agreement), be subject and subordinate (pursuant to the terms and conditions of the Intercreditor Agreement) to the Liens granted to the First Lien Collateral Agent for the benefit of the holders of the First Lien Obligations to secure the First Lien Obligations pursuant to the Security Agreement (as defined in the First Lien Credit Agreement). Notwithstanding anything herein to the contrary, the Liens and the security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject in all instances to the provisions of the Intercreditor Agreement.
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.
     3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of the respective Obligations of each Grantor (the “Secured Obligations”).
     3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for its obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.
     4.1 Generally.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) it owns or has the right to use the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case (x) free and clear of any and all Liens, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, other than Permitted Liens and (y) except to the extent permitted under the Credit Agreement;
          (ii) it has indicated on Schedule 4.1 (A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located.
          (iii) the full legal name of such Grantor is as set forth on Schedule 4.1 (A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);
          (iv) except as provided on Schedule 4.1 (C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;
          (v) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4. 1(D) hereof (as such schedule may be amended or supplemented from time to time);
          (vi) with respect to each agreement identified on Schedule 4.1 (D), it has indicated on Schedule 4.1 (A) and Schedule 4.1 (B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;
          (vii) (t) upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4. 1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, (u) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, (v) upon sufficient identification of Commercial Tort Claims, (w) upon execution of a control agreement establishing the Collateral Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account, (x) upon consent of the issuer with respect to Letter of Credit Rights, (y) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office and (z) if applicable, upon compliance with all perfection requirements under laws of countries other than the United States, the security interests granted to the Collateral Agent hereunder constitute valid and perfected second priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;
          (viii) all actions and consents (other than all actions required under the UCC), including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;
          (ix) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent and the Collateral Agent for the First Lien Credit Agreement for filing and (y) financing statements filed in connection with Permitted Liens;
          (x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;
          (xi) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;
          (xii) Except as described on Schedule 4.1(D), such Grantor is not bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and
          (xiii) Such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral in a material respect;
          (ii) it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;
          (iii) if the Collateral Agent or any Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, it shall use such value for such purposes and such Grantor further agrees that repayment of any Obligation shall apply on a “first-in, first-out” basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Grantor acquired rights therein;
          (iv) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;
          (v) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof;
          (vi) it shall not take or permit any action which could materially impair the Collateral Agent’s rights in the Collateral; and

          (vii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise in accordance with the Credit Agreement.
     4.2 Equipment and Inventory.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) all of the Equipment and Inventory (in excess of $10,000 per location) included in the Collateral is kept at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time);
          (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and
          (iii) none of the Inventory or Equipment in excess of $2,500,000 in the aggregate at any time is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.
          (b) Covenants and Agreements. Each Grantor covenants and agrees that:
          (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;
          (ii) it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;
          (iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor, the First Lien Collateral Agent or the Collateral Agent in accordance with the Intercreditor Agreement;
          (iv) if any Equipment or Inventory is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and

          (v) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment in excess of $2,500,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.
     4.3 Receivables.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) none of the Account Debtors in respect of any Receivable in excess of $1,000,000 individually or $5,000,000 in the aggregate is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign unless the Grantors provide notice to the Collateral Agent, no Receivable in excess of $1,000,000 individually or $5,000,000 in the aggregate requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and
          (ii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c).
          (b) Covenants and Agreements: Each Grantor hereby covenants and agrees that:
          (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other material dealings therewith;
          (ii) it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Collateral Agent as provided herein), as well as the Receivables Records, with an appropriate reference to the fact that the Collateral Agent has a security interest therein;
          (iii) it shall perform in all material respects all of its obligations with respect to the Receivables;
          (iv) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;
          (v) except as otherwise provided in this subsection (v), each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor may deem necessary or advisable. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in an account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and
          (vi) it shall use commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.
          (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $1,000,000 individually or $5,000,000 that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the First Lien Collateral Agent and Collateral Agent (or its respective agent or designee) as applicable, in accordance with the Intercreditor Agreement appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) Business Days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $1,000,000 individually or $5,000,000 in the aggregate which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the First Lien Collateral Agent or the Collateral Agent, as applicable, in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the First Lien Collateral Agent or the Collateral Agent, as applicable, in accordance with the Intercreditor Agreement.
     4.4 Investment Related Property. Investment Related Property Generally
          (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;
          (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent pursuant to the terms of the Intercreditor Agreement) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest; and
          (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.
          (b) Delivery and Control.

          (i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) immediately upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an Instrument (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or Instrument to be delivered to the First Lien Collateral Agent or the Collateral Agent, as applicable, in accordance with the Intercreditor Agreement, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.
          (c) Voting and Distributions.
          (i) So long as no Event of Default shall have occurred and be continuing:
(1)	except as otherwise provided under the covenants and agreements relating to investment related property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action not impermissible under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 4.4(c)(i)(1), and no notice of any such voting or consent need be given to the Collateral Agent; and

(2)	the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such

Grantor to exercise the voting and other consensual rights, if necessary, when and to the extent which it is entitled to exercise pursuant to clause (1) above;
          (ii) Subject to the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default:
(1)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (A) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (B) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.
          4.4.2 Pledged Equity Interests
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,”“Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;
          (ii) except as set forth on Schedule 4.4(B), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;
          (iii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;
          (iv) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent (in the case of priority, subject to Liens granted to the First Lien Collateral Agent) in any Pledged Equity

Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;
          (v) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and
          (vi) except as otherwise set forth on Schedule 4.4(C), all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action that contradicts the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;
          (ii) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;
          (iii) without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting entity is a Controlled Foreign Corporation, then the applicable Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and
          (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
          4.4.3 Pledged Debt
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:
          (i) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered to such Grantor’s knowledge and is the legal, valid and binding obligation of the issuers thereof and is not in default, and include among other debt, all of the issued and outstanding inter-company Indebtedness;
          (b) Covenant and Agreement. Each Grantor hereby covenants and agrees that it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.
          4.4.4 Investment Accounts
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:
          (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and the First Lien Collateral Agent) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;
          (ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and the First Lien Collateral Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the

UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and
          (iii) Each Grantor has taken all actions necessary or desirable, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts or Commodities Accounts (each as defined in the UCC); (b) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (c) deliver all Instruments to the Collateral Agent.
          (b) Covenant and Agreement. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that it shall not close or terminate any Investment Account without the prior consent of the Collateral Agent and unless a successor or replacement account has been established with the consent of the Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c).
          (c) Delivery and Control
          (i) With respect to any Investment Related Property consisting of Securities Accounts, it shall cause the securities intermediary maintaining such Securities Account to enter into an agreement substantially in the form of Exhibit C hereto pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor. With respect to any Investment Related Property that is a “Deposit Account,” it shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. To the extent required by the Credit Agreement, each Grantor shall use commercially reasonable efforts to enter into such control agreement or agreements with respect to: (i) any Securities Accounts or Deposit Accounts that exist on the Closing Date, and (ii) any Securities Accounts or Deposit Accounts that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such securities entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.
In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional commercially reasonable actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence of an Event of Default, the Collateral Agent shall have the right subject to the Intercreditor Agreement, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time subject to the Intercreditor Agreement, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.
4.5 Material Contracts.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;
          (ii) To the extent reasonably requested by the Collateral Agent, each Person party to a Material Contract (other than any Grantor) has executed and delivered to the applicable Grantor a consent to the assignment of such Material Contract to the Collateral Agent pursuant to this Agreement; and
          (iii) no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made or is currently sought pursuant to Section 4.5 (b)(vii) hereof.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) in addition to any rights under the Section of this Agreement relating to Receivables, the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;
          (ii) each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it that relates in any way to any Material Contract;
          (iii) each Grantor shall deliver promptly to the Collateral Agent, and in any event within ten (10) Business Days, after (1) any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to such Grantor or (2) any new Material Contract is entered into by such Grantor, a written statement describing such event, with copies of such material amendments or new contracts, delivered to the Collateral Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by such Grantor with the intent of avoiding compliance with this Section 4.5(b)(iii)), and an explanation of any actions being taken with respect thereto;
          (iv) it shall perform in all material respects all of its obligations with respect to the Material Contracts;

          (v) it shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor may deem necessary or advisable;
          (vi) it shall use commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and
          (vii) each Grantor shall, to the extent reasonably requested by the Collateral Agent within thirty (30) days after entering into any Non-Assignable after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Secured Party and use commercially reasonable efforts to obtain such consent as soon as practicable thereafter.
4.6 Letter of Credit Rights.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) all material letters of credit to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and
          (ii) it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent in accordance with the Intercreditor Agreement.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall use commercially reasonable effects to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent in accordance with the Intercreditor Agreement and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.
4.7 Intellectual Property.
          (a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor;

          (ii) each Grantor owns or has the valid right to use all Intellectual Property necessary to conduct its business as currently conducted, free and clear of all Liens, except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);
          (iii) to the knowledge of each Grantor, all material Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;
          (iv) to the knowledge of each Grantor, all material Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered within the last three (3) years in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use any material Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;
          (v) to the knowledge of each Grantor, the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned by a third party; no written claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party; and
          (vi) to the best of each Grantor’s knowledge, no third party is materially infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor, or any of its respective licensees;
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:
          (i) it shall not knowingly do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would materially adversely affect the validity or enforceability of the security interest granted therein;
          (ii) it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take commercially reasonable steps necessary to insure that licensees of such Trademarks use such standards of quality;
          (iii) it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court regarding such Grantor’s ownership of any material item of Intellectual Property or its right to register the same or to keep and maintain the same;
          (iv) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);
          (v) in the event that any material Intellectual Property owned by any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall take such actions as it deems appropriate in its reasonable business judgment to protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;
          (vi) it shall promptly (but in no event more than thirty (30) days after any filing or after any Grantor obtains knowledge of any registration, or application, it will) report to the Collateral Agent (i) except with regard to intent to use Trademarks, the filing of any application to register any Intellectual Property owned by such Grantor with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property owned by such Grantor by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;
          (vii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s security interest in any part of the Intellectual Property, whether now owned or hereafter acquired;
          (viii) it shall take reasonable steps to protect the secrecy of all Trade Secrets;
          (ix) it shall use proper statutory notice in connection with its use of any of the Intellectual Property; and
          (x) it shall use commercially reasonably efforts to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof.
4.8 Commercial Tort Claims
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $1,000,000 individually or $5,000,000; and

          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $1,000,000 individually or $5,000,000 hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5.	ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;ADDITIONAL GRANTORS.
     5.1 Access; Right of Inspection. The Collateral Agent shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall at all times also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.
     5.2 Further Assurances.
          (a) Each Grantor agrees that from time to time subject to the terms and conditions of the Intercreditor Agreement, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:
          (i) file such financing or continuation statements, or amendments thereto, and execute and deliver subject to the terms and conditions of the Intercreditor Agreement such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
          (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States ,Copyright Office, and the appropriate United States Secretaries of State, and the foreign counterparts on any of the foregoing;
          (iii) at any reasonable time, upon reasonable request and notice by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

          (iv) at the Collateral Agent’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.
          (b)  Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement only after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.
     5.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of U.S. Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
     6.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion subject the terms and conditions of the Intercreditor Agreement, to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:
          (i) (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

               (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
               (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;
               (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;
               (e) to prepare and file any UCC financing statements against such Grantor as debtor;
               (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;
               (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and
               (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
          (ii) Notwithstanding anything in this Section 6.1 to the contrary, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in Section 6.1(h) unless an Event of Default has occurred.
     6.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.	REMEDIES.
7.1 Generally.
          (a) Subject to the terms and conditions of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:
          (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
          (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;
          (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and
          (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.
          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.
          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.
     7.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
     7.3 Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

     7.4 Deposit Accounts.
     If any Event of Default shall have occurred and be continuing, the Collateral Agent may, subject to the terms and conditions of the Intercreditor Agreement, apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.
     7.5 Investment Related Property.
     Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     7.6 Intellectual Property.
          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default and subject to the terms and conditions of the Intercreditor Agreement:
          (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any existing action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;
               (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
               (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;
               (iv) within ten (10) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and
               (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;
(1)	all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.
              (b) Subject to the terms and conditions of the Intercreditor Agreement, if (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.
          (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.
     7.7 Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, subject to the terms and conditions of the Intercreditor Agreement, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the in an account maintained under the sole dominion and control of the Collateral Agent. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 8.	COLLATERAL AGENT.
     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no fight individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Collateral Agent signed by the Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to the Administrative Agent, to appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

SECTION 9.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.
      This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

SECTION 10.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.
      The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11.	MISCELLANEOUS.
      Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).
     Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among AZ CHEM US INC., GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent and CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duty executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AZ CHEM US HOLDINGS INC. as Grantor
By:	/s/ Gianpiero Lenza
Name:
Title:

AZ CHEM US INC. as Grantor
By:	/s/ Gianpiero Lenza
Name:
Title:

ARIZONA CHEMICAL COMPANY as Grantor
By:
Name:
Title:

ARIZONA ARBORIS, INC. as Grantor
By:
Name:
Title:

Second Lien Pledge and Security Agreement

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AZ CHEM US HOLDINGS INC. as Grantor
By:
Name:
Title:

AZ CHEM US INC. as Grantor
By:
Name:
Title:

ARIZONA CHEMICAL COMPANY as Grantor
By:	/s/ GERALD C. MARTERER
	Name:	GERALD C. MARTERER
	Title:	PRESIDENT

ARIZONA ARBORIS, INC as Grantor
By:	/s/ GERALD C. MARTERER
	Name:	GERALD C. MARTERER
	Title:	PRESIDENT

Second Lien Pledge and Security Agreement

CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:	/s/ Keith D. Reuben
	Name:	Keith D. Reuben
Title: President - Healthcare & Specialty Finance

Second Lien Pledge and Security Agreement

SCHEDULE 4.1
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION
(A)
Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

			Chief Executive
			Office/Sole Place of
			Business (or
Full Legal	Type of	Jurisdiction of	Residence if Grantor	Organization
Name	Organization	Organization	is a Natural Person)	I.D.#
AZ CHEM US HOLDINGS INC.	Corporation	Delaware	c/o Rhône, 630 Fifth Avenue, 27th Floor, New York, NY 10111	4294139
AZ CHEM US INC.	Corporation	Delaware	c/o Rhône, 630 Fifth Avenue, 27th Floor, New York, NY 10111	4294140
ARIZONA CHEMICAL COMPANY	Corporation	Delaware	Building 100 4600 Touchton Road E., Suite 1500 Jacksonville, FL 32246	0276819
ARIZONA ARBORIS, INC.	Corporation	Delaware	Building 100 4600 Touchton Road E., Suite 1500 Jacksonville, FL 32246	3512318
(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name
Arizona Chemical Company	Arizona Chemical
(c)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure
SCHEDULE 4.1-1

     within past five (5) years:

Grantor	Date of Change	Description of Change
None
(D) Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Grantor	Description of Agreement
None
(E) Financing Statements:

Grantor	Filing Jurisdiction(s)
AZ Chem US Holdings, Inc	Delaware
AZ Chem US Inc	Delaware
Arizona Chemical Company	Delaware
Arizona Arboris, Inc.	Delaware
SCHEDULE 4.1-2

SCHEDULE 4.2
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT
MATERIAL EQUIPMENT AND INVENTORY

Grantor	Address/City/State/ Zip Code	Country	Description of Assets and Value
Arizona Chemical	Building 100	Duval	PPE - $2,505,654
Company	4600 Touchton Road		Inventory - $7,613,764
E., Suite 1500
Jacksonville, FL 32246

Arizona Chemical	875 Harger Street		PPE - $19,020,469
Company	Dover, OH 44622	Tuscarawas	Inventory- $16,592,612

Arizona Chemical	2 Everitt Avenue		PPE- $25,484,009
Company	Panama City, FL	Bay	Inventory- $19,564,671
32401

Arizona Chemical	411 S. Pace Blvd.		PPE- $3,454,975
Company	Pensacola. FL 32501	Escambia	Inventory- $3,493,793

Arizona Chemical	345 Kenny Mill Road		PPE- $10,662,923
Company	Port St Joe, FL 32456	Gulf	Inventory- $7,564,924

Arizona Chemical	1201 W. Lathrop Ave.,		PPE- $20,463,720
Company	Gate A	Chatham	Inventory-S18,554,869
Savannah, GA 31415

Arizona Chemical	1201 W. Lathrop Ave.,		PPE - $464,915
Company	Gate C	Chatham	Inventory- $1,569,306
Savannah, GA 31415

Arizona Chemical	1401 E. Hill Ave.		PPE- $7,388,901
Company	Valdosta. GA 31601	Lowndes	Inventory- $5,256,017

SCHEDULE 4.2-1

SCHEDULE 4.4
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT
INVESTMENT RELATED PROPERTY
(A) Pledged Stock:

							Percentage
							of
				Stock		No. of	Outstanding
		Class of	Certificated	Certificate	Par	Pledged	Stock of the
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Stock	Stock Issuer
AZ Chem US	AZ Chem US	Common	Y	1	$0.01	15,000	100%
Holdings Inc.	Inc.

AZ Chem US	Arizona	Common	Y	1	$0.00	100	100%
Inc.	Chemical
	Company

Arizona	Arizona	Common	N	N/A	$1.00	100	100%
Chemical	Arboris, Inc.
Company

Arizona	Arizona	Ordinary	Y	3	$1.00	650	65%
Chemical	Chemical Asia
Company	Limited - Hong
	Kong

Arizona	Arizona	Class I	N	N/A	1 Peso	0.65	65%
Chemical	Chemical
Company	Company, S. de
	R.L. DE C.V.

Arizona	Arizona	Class II	N	N/A	1 Peso	0.65	65%
Chemical	Chemical
Company	Company, S. de
	R.L. DE C.V.
     Pledged LLC Interests:

Percentage of
Outstanding
LLC Interests of
	Limited				the Limited
	Liability	Certificated	Certificate No.	No. of Pledged	Liability
Grantor	Company	(Y/N)	(if any)	Units	Company
N/A

SCHEDULE 4.4-1

     Pledged Partnership Interests:

		Type of			Percentage of
		Partnership			Outstanding
		Interests (e.g.,			Partnership
		general or	Certificated	Certificate No.	Interests of the
Grantor	Partnership	limited)	(Y/N)	(if any)	Partnership
N/A
     Pledge Trust Interests:

Percentage of
Outstanding
		Class of Trust	Certificated	Certificate No.	Trust Interests
Grantor	Trust	Interests	(Y/N)	(if any)	of the Trust
N/A
     Pledged Debt:

		Original	Outstanding
		Principal	Principal
Grantor	Issuer	Amount	Balance	Issue Date	Maturity Date
N/A
     Securities Account:

Share of Securities
Grantor	Intermediary	Account Number	Account Name
N/A
     Commodities Accounts:

Name of Commodities
Grantor	intermediary	Account Number	Account Name
N/A

SCHEDULE 4.4-2

     Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
Arizona Chemical	Bank of America	0089 8170 4634	Operating Account
Company	50 N. Laura St., 24th floor
Jacksonville, FL 32202

Arizona Chemical	Bank of America	0055 0831 2321	Payroll Account
Company	50 N. Laura St., 24th floor
Jacksonville, FL 32202

Arizona Chemical	Bank of America	0089 8170 4647	A/R Account
Company	50 N. Laura St., 24th floor
Jacksonville, FL 32202

Arizona Chemical	Bank of America	0089 8170 4650	A/P Disbursement Account
Company	50 N. Laura St., 24th floor
Jacksonville, FL 32202

Arizona Chemical	Bank of America	0089 8170 4663	T&E Disbursement
Company	50 N. Laura St., 24th floor		Account
Jacksonville, FL 32202

Arizona Chemical	PNC Bank	1019796429	Lockbox Account
Company	Two Tower Center Blvd.,
23rd floor
East Brunswick, NJ
08816

Arizona Chemical	Wachovia Bank	2000035590525	Operating Account
Company	225 Water Street
Jacksonville, FL 32202

AZ Chem US Holdings	JPMorgan Chase Bank,	957333269	AZ Chem US Holdings
Inc.	N.A.		Inc Account
1166 Avenue of the
Americas
21 st Floor
NewYork, NY 10036

AZ Chem US Inc.	JPMorgan Chase Bank,	957333285	AZ Chem US Inc
	N.A.		Account
1166 Avenue of the
Americas
21st Floor
New York, NY 10036
SCHEDULE 4.4-3

(B)

Grantor	Date of Acquisition	Description of Acquisition
AZ Chem US Holdings Inc.	AZ Chem US Inc.	February 28,2007
AZ Chem US Inc.	Arizona Chemical Company	February 28,2007
(C)

Name of Issuer of Pledged LLC Interest/Pledged
Grantor	Partnership Interest
N/A
SCHEDULE 4.4-4

SCHEDULE 4.5
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT
Material Contracts
1.	Reference Rebate Agreement within the 2006 Supply & Rebate Agreement between Arizona Chemical Company (“ACC”) and National Starch and Chemical Company, dated July 17, 2006.

2.	Supply Agreement between ACC and Ennis Paint Corp., dated February 16, 2006.

3.	Americas Sales Contract and Rebate Agreement between ACC and Bostik Inc., dated June 8, 2005.

4.	Supply Contract between ACC and Bostik Inc., dated September 10, 2005.

5.	Quad Graphics Rebate Agreement between ACC and Chemical Research/Technology, dated January 18, 2006.

6.	Global Tackifier Resin Supply Contract & Rebate Agreement between ACC and H.B. Fuller Company, dated May 15, 2005.

7.	Hot Melt Polyamides (HMPA) Manufacturing Agreement between ACC and H. B. Fuller (based on intellectual property obtained from H. B. Fuller by ACC for purposes of “toll” manufacture originally), dated May 2, 2005.
SCHEDULE 4.5-1

SCHEDULE 4.6
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

Grantor	Description of Letters of Credit

Grantor	Description of Letters of Credit
AZ Chem US Holdings Inc.	None
AZ Chem US Inc.	None
Arizona Chemical Company	$68,417 Letter of Credit on behalf of Dongnam Chemical Company, issued by Industrial Bank of Korea — New York Branch $16,003 Letter of Credit on behalf of Jinyang Chemical Company, issued by Industrial Bank of Korea — Seoul Branch $26,037 Letter of Credit on behalf of ECI Incorporated, issued by Metropolitan Bank and Trust — Philippines Branch $18,289 Letter of Credit on behalf of Qualipoly Chemical Corporation, issued by Huanan Commercial Bank — Kaohfiung Branch
Arizona Arboris, Inc.	None

SCHEDULE 4.6-1

SCHEDULE 4.7
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY

(A)	Copyrights
None
(B)	Copyright Licenses
None
(C)	Patents
See Attached List
(D)	Patent Licenses
None
(E)	Trademarks
See Attached List
(F)	Trademark Licenses
None
(G)	Trade Secret Licenses
None
(H)	Intellectual Property Exceptions
None

SCHEDULE 4.7-1

Unless otherwise indicated, all of patents set forth below are owned by Arizona Chemical Company:

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
022583-01/	ORD	10/672430		05-0075254		Published
United States of America		26-Sep-2003		07-Apr-2005
			Title:	FATTY ACID ESTERS AND USES THEREOF

022586/	PRI	10/360585		04-0158003	6900274	Granted
United States of America		06-Feb-2003		12-Aug-2004	3 l-May-2005	06-Feb-2023
			Title:	TERPENE RESIN- AND HYDROCARBON RESIN-BASED SURFACTANTS AND AQUEOUS DISPERSION OF TACKIFIER RESINS

022586-01/N1	CON	10/915113		05-0096436		Published
United States of America		10-Aug-2004		05-May-2005
			Title:	TERPENE RESIN- AND HYDROCARBON RESIN-BASED SURFACTANTS AND AQUEOUS DISPERSION OF TACKIFIER RESINS

023635/	PRI	10/384075		04-0176559		Published
United States of America		05-Mar-2003		09-Sep-2004
			Title:	ROSIN PHENOLIC RESINS FOR PRINTING INKS

023635-01/I 1	CIP	10/654661		04-0210029		Published
United States of America		03-Sep-2003		21-Oct-2004
			Title:	ROSIN PHENOLIC RESINS AND USES RELATED THERETO

023636/	PRI	10/444410		04-0231555	6960248	Granted
United States of America		22-May-2003		25-Nov-2004	0 l-Nov-2005	11-Aug-2023
Title:CYCLIC BISAMIDES USEFUL IN FORMULATING INKS FOR PHASE-CHANGE PRINTING

023636-01/V 1	DIV	11/195577		06-0128992		Published
United States of America		02-Aug-2005		15-Jun-2006
Title:CYCLIC BISAMIDES USEFUL IN FORMULATING INKS FOR PHASE-CHANGE PRINTING

023637/	PRI	10/395050		04-0186263	6956099	Granted
United States of America		20-Mar-2003		23-Sep-2004	18-Oct-2005	14-May-2021
Title: POLYAMIDE-POLYETHER BLOCK COPOLYMER

023637-01/N 1	CON	11/252441		06-0052576		Published
United States of America		18-Oct-2005		09-Mar-2006
Title:POLYAMIDE-POLYETHER BLOCK COPOLYMER

1

Case Number/Subcase	Case		Application		Publication	Patent	Status
Country Name	Type		Number/Date		Number/Date	Number/Date	Expiration Date
024600/	PRI		08/801758			6072009	Granted
United States of America			18-Feb-1997			06-Jun-2000	18-Feb-2017
Title:	METHODS FOR VULCANIZING ELASTOMERS USING MONOMERIC DISTILLATE BY-PRODUCT(title changed from

024600/V1	DIV		09/203961			6297327	Granted
United States of A_merica			02-Dec- 1998			02-Oct-2001	18 -Feb-2017
Title:	METHODS FOR VULCANIZING ELASTOMERS USING MONOMERIC DISTILLATE BY-PRODUCT(title changed from

024602/	PRI		09/483872			6455633	Granted
United States of America			18-Jan-2000			24-Sep-2002	18-Jan-2020
				Title:	POLYMERS MADE FROM THE REACTION OF ROSIN AMIDOAMINE POLYETHYLENEAMINE MIXTURES WITH A MULTIFUNCTIONAL ACRYLATE ESTER

024604/	PRI		09/940678			6469125	Granted
United States of America			27-Aug-2001			22-Oct-2002	27-Aug-2021
				Title:	TALL OIL PITCH-MODIFIED PHENOLIC RESIN AND METHODS RELATED THERETO (Original Title: PHENOLIC HARD RESINS MODIFIED WITH TALL OIL PITCH)

024605/	PRI		09/225889			6268466	Granted
United States of Ameriea			04-Jan- 1999			3l-Jul-2001	04-Jan-2019
		Title:	TERTIARY AMIDE TERMINATED POLYAMIDES AND USES THEREOF

024605-02/I2	CIP		09/899812		02-0035237	6469131	Granted
United States of America			06-Jul-2001		21-Mar-2002	22-Oct-2002	04-Jan-2019
Title:	STRUCTURED COMPOSITION CONTAINING TERTIARY AMIDE-TERMINATED POLYAMIDE FOR PERSONAL CARE

024605-03/I3	CIP		09/893317		02-0037993	6503522	Granted
United States of America			27-Jun-2001		28-Mar-2002	07-Jan-2003	04-Jan-2019
Title:	TERTIARY AMIDE-TERMINATED POLYAMIDES IN STRUCTURED PERSONAL CARE COMPOSITIONS

024605-04/I4	CIP		09/967892		02-0068811	6503077	Granted
United States of America			28-Sep-2001		06-Jun-2002	07-Jan-2003	04-Jan-2019
		Title:	GELLED ARTICLES CONTAINING TERTIARY AMIDE-TERMINATED POLYAMIDE

024605-05/I5	CIP		10/023459		03-0069388	6592857	Granted
United States of America			13 -Dec-2001		10-Apr-2003	15-Jul-2003	04-Jan-2019
				Title:	TERTIARY AMIDE TERMINATED POLYAMIDES IN

2

Case Number/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
024606-01/	CIP	08/939034		6111055	Granted
United States of America		26-Sep-1997		29-Aug-2000	18-Oet-2016
			Title:ESTER-TERMINATED POLYAMIDE GELS(jointly owned with Bush Boake Allen Ltd.)

024606-02/I 1	CIP	09/292486		6242509	Granted
United States of America		15-Apr-1999		05-Jun-2001	18-Oct-2016
			Title:GELS INCLUDING BIOACTIVE COMPONENTS (jointly owned with Bush Boake Allen Ltd.)

024606-03/I2	CIP	09/874380	02-0013444	6517343	Granted
United States of America		04-Jun-2001	3l-Jan-2002	1l-Feb-2003	26-Sep-2017
			Title:COATED CANDLES AND COATING COMPOSITIONS

024606-03/R1	REI	11/056607			Pending
United States of America		11-Feb-2005
			Title:COATED CANDLES AND COATING COMPOSITIONS

024607/	PRI	09/123228		6562888	Granted
United States of America		27-Jut-1998		13-May-2003	27-Jul-2018
		Title:LIGHT-COLORED ROSIN ESTERS AND ADHESIVE COMPOSITIONS

024608/	PRI	09/338991		6350889	Granted
United States of America		24-Jun-1999		26-Feb-2002	24-Jun-2019
Title:INK JET PRINTING COMPOSITIONS CONTAINING ESTER-TERMINATED DIMER ACID BASED OLIGO

024609/	PRI	09/231742		6084061	Granted
United States of America		15-Jan-1999		04-Jul-2000	15-lan-2019
			Title:Removal Of Anthraquinone From Tall Oil And Tall Oil Fractions

024610/	PRI	09/769081		6399713	Granted
United States of America		24-Jan-2001		04-Jun-2002	24-Jan-2021
Title:HYDROCARBON TERMINATED POLYETHER POLYAMIDE BLOCK COPOLYMERS AND USES THEREOF

024610-01/I1	CIP	10/142664	03-0065084	6870011	Granted
United States of America		08-May-2002	03-Apr-2003	22-Mar-2005	12-Jul-2021
Title:HYDROCARBON TERMINATED POLYETHER POLYAMIDE BLOCK COPOLYMERS AND USES THEREOF

024610-01/N1	CON	11/085385	05-0165212		Published
United States of America		21-Mar-2005	28-Jul-2005
Title:HYDROCARBON TERMINATED POLYETHER POLYAMIDE BLOCK COPOLYMERS AND USES THEREOF

3

Case Number/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
024612/	PRI	08/185057		5410004	Granted
United States of America		20-Jan-1994		25-Apr-1995	20-Jan-2014
			Title:THERMAL POLYMERIZATION OF DICYCLOPENTADIENE

024612/2	CON	08/626828		5691432	Granted
United States of America		03-Apr-1996		25-Nov-1997	20-Jan-2014
			Title:THERMAL POLYMERIZATION OF DICYCLOPENTADIENE

024613/	PRI	08/438606		5635591	Granted
United States of America		10-May-1995		03-Jun-1997	10-May-2015
			Title:PROCESS FOR MAKING HIGH VISCOSITY RESINS

024613/V1	DIV	08/811851		5844071	Granted
United States of America		05-Mar-1997		01-Dec-1998	03-Jun-2017
			Title:PROCESS FOR MAKING HIGH VISCOSITY RESINS

024613-01/I1	CIP	08/784733		5763565	Granted
United States of America		13-Jan-1997		09-Jun-1998	10-May-2015
	Title:PROCESS FOR MAKING SELF-GELLED RESIN SOLUTIONS FOR INK FORMULATIONS

024614/	PRI	08/371426		5457175	Granted
United States of America		11-Jan-1995		10-Oct-1995	11-Jan-2015
	Title:LOW SOFTENING POINT TERPENE-PHENOL RESINS AND METHOD OF PREPARATION

024617/	PRI	09/081496		6160083	Granted
United States of America		19-May-1998		12-Dec-2000	19-May-2018
			Title:METHOD FOR MAKING MODIFIED TERPENE PHENOL RESINS

4

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
024619/	PRI	07/173331			4853460	Granted
United States of America		24-Mar-1988			01-Aug-1989	24-Mar-2008
			Title:	LONG OPEN ASSEMBLY TIME FINYL BONDING POLYAMIDE FROM DIMER (formerly 578)

024620/N 1	CON	09/971240			6632859	Granted
United States of America		04-Oct-2001			14-Oct-2003	17-Mar-2019
			Title:	IMPROVED ALKYD RESINS FOR INK VEHICLES AND INK COMPOSITIONS

024621 /	ORD	09/512228			6835324	Granted
United States of America		24-Feb-2000			28-Dec-2004	24-Feb-2020
			Title:	METHOD FOR ISOLATING OLEIC ACID AND PRODUCING LINELOIC DIMER/TRIMER ACIDS VIA SELECTIVE

024624/	ORD	09/861174		0002215-AI	6710121	Granted
United States of America		18-May-2001		03-Jan-2002	23-Mar-2004	18-May-2021
			Title:	NITROCELLULOSE-COMPATIBLE LAMINATING INK RESINS

024629/	PRI	09/855737			6552160	Granted
United States of America		14-May-2001			22-Apr-2003	14-May-2021
			Title:	ESTER-TERMINATED POLY(ESTER AMIDES) USEFUL FOR FORMULATING TRANSPARENT GELS IN LOW POLARITY FLUIDS

024629-01/I1	CIP	10/421624		03-0236387	6875245	Granted
United States of America		22-Apr-2003		25-Dee-2003	05-Apr-2005	18-Jul-2021
			Title:	ESTER-TERMINATED POLY(ESTER AMIDES) IN PERSONAL CARE PRODUCTS

024629-02/N 1	CON	11/005320		05-0197479		Published
United States of America		06-Dec-2004		08-Sep-2005
			Title:	ESTER-TERMINATED POLY(ESTER AMIDE) IN PERSONAL CARE PRODUCTS

024629-03/N2	CON	11/433271		06-0204461		Published
United States of Ameriea		12-May-2006		14-Sep-2006
			Title:	ESTER-TERMINATED POLY(ESTERAMIDES) IN PERSONAL CARE PRODUCTS

024630-01/	PCT	10/572994				Pending
United States of America		23-Mar-2006
Title:POLY BASIC ACID ESTERS AND THEIR USE IN FIBRE OPTIC CABLES

5

Case Number/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
024631-01/	PCT	10/573098			Pending
United States of America		23-Mar-2006
Title:METHODS FOR VULCANIZING ELASTOMERS USING TALL OIL HEADS

024633-02/	ORD	10/319412	03-0162938	6864349	Granted
United States of America		13-Dec-2002	28-Aug-2003	08-Mar-2005	13-Dec-2022
Title:AQUEOUS SUSPENSIONS CONTAINING POLYMERIZED
FATTY ACID-BASED POLYAMIDES

024634-01/	ORD	10/402348	04-0024088	6875842	Granted
United States of America		28-Mar-2003	05-Feb-2004	05-Apr-2005	25-Jul-2023
Title:Resinates from Monomers

024634-02/NI	CON	11/099438	06-0009543		Published
United States of America		04-Apr-2005	12-Jan-2006
Title:Resinates from Monomers

024635-01/	ORD	10/742121	05-0134664		Published
United States of America		19-Dec-2003	23-Jun-2005
Title:JETPRINTING INKS CONTAINING POLYMERIZED FATTY
ACID-BASED POLYAMIDES

024637/	PRI	10/140692	03-0212202		Published
United States of America		07-May-2002	13-Nov-2003
Title:HOT MELT ADHESIVE COMPOSITION (jointly owned by National Starch and Arizona)

024638-01/	ORD	10/424314	03-0229178		Published
United States of America		28-Apr-2003	11-Dec-2003
Title:A PHENOLIC-MODIFIED ROSIN TERPENE RESIN

024639/11	CIP	08/110063		5428083	Granted
United States of America		20-Aug-1993		27-Jun-1995	27-Jun-2012
Title:ONE-COMPONENT CURABLE EPOXY/POLYMIDE RESIN
DISPERSION (formerly 649)

024640/	PRI	07/152904		4810747	Granted
United States of America		05-Feb-1988		07-Mar-1989	05-Feb-2008
Title:WATER DISPERSIBLE POLYAMIDE BLEND (formerly 652)

6

Case Number/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
024643/	PRI	07/696657		5120781	Granted
United States of America		07-May-1991		09-Jun-1992	07-May-2011
			Title:ACID-MODIFIED POLYHYDRIC ALCOHOL ROSIN ESTER TACKIFIERS AND HOT MELT ADHESIVE COMPOSITIONS CONTAINING THOSE TACKIFIERS (formerly 815)

024645/	PRI	07/747547		5164480	Granted
United States of America		20-Aug-1991		17-Nov-1992	20-Aug-2011
			Title:METHOD FOR THE MANUFACTURE OF TALL OILS (Formerly IP-818)

024646/	PRI	07/734838		5236996	Granted
United States of America		24-Jul-1991		17-Aug-1993	24-Jul-2011
			Title:STABLE POLYAMIDE RESIN DISPERSIONS CONTAINING PIPERAZINE AND METHODS FOR THE MANUFACTURE THEREOF

024647/	PRI	08/314148		5455326	Granted
United States of America		28-Sep-1994		03-Oct-1995	28- Sep-2014
			Title:INK JET PRINTING COMPOSITIONS (Formerly 850)

024649/	PRI	08/764783		5830992	Granted
United States of America		12-Dee-1996		03 -Nov-1998	12-Dec-2016
			Title:LIGHT COLOR, COLOR STABLE ROSIN ESTERS AND METHOD FOR PREPARING SAME

024650/	PRI	08/723590		5777023	Granted
United States of America		01-Oct-1996		07-Jul-1998	01-Oct-2016
			Title:DIAMIDEDIURETHANES AND HOT MELT PRINTING THEREWITH

024650/1	DIV	09/070702		5881648	Granted
United States of America		30-Apt-1998		16-Mar-1999	01 -Oct-2016
			Title:DIAMIDEDIURETHANES AND HOT MELT PRINTING THEREWITH

024651/	PRI	08/601208		5645632	Granted
United States of America		14-Feb-1996		08-Jul-1997	14-Feb-2016
			Title:DIGESTERS OF POLYMERIZED FATTY ACIDS USEFUL IN FORMULATING HOT-MELT INKS

024652/	PRI	08/734523		5783657	Granted
United States of America		18-Oct-1996		12-Ju1-1998	18-Oct-2016
			Title:ESTER-TERMINATED POLYAMIDES OF POLYMERIZED FATT’Y ACIDS USEFUL IN FORMULATING TRANSPARENT GELS IN LOW POLARITY LIQUIDS

7

Case Number/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
024652/1	CPA	09/074070		5998570	Granted
United States of America		06-May-1998		07-Dec-1999	06-May-2018
			Title:ESTER-TERMINATED POLYAMIDES OF POLYMERIZED FATTY ACIDS USEFUL IN FORMULATING TRANSPARENT GELS IN LOW POLARITY LIQUIDS

024653/	PRI	08/877188		5886128	Granted
United States of America		17-Jun-1997		23-Mar-1999	17-Jun-2017
			Title:MODIFIED PHENOLIC RESIN AND USES RELATED THERETO

024654/	PRI	08/388926		5612445	Granted
United States of America		15-Feb-1995		18-Mar-1997	15-Feb-2015
			Title:UV CURABLE ALKYD

024654/1	DIV	08/762251		5821324	Granted
United States of America		12-Dec-1996		13-Oct-1998	15-Feb-2015
			Title:UV CURABLE ALKYD

024655/II	CIP	08/714946		5789474	Granted
United States of America		17-Sep-1996		04-Aug-1998	28-Sep-2015
			Title:POLYPHENYLENE OXIDE DELIVERY SYSTEM FOR ADHESIVE COMPOSITIONS

024655/N1	CON	08/803873		5807915	Granted
United States of America		24-Feb-1997		15-Sep-1998	28-Sep-2015
			Title:POLYPHENYLENE OXIDE DELIVERY SYSTEM FOR ADHESIVE COMPOSITIONS

024655Atl	DIV	09/152380		5910526	Granted
United States of America		14-Sep-1998		08-Jun-1999	28-Sep-2015
			TitIe:POLYPHENYLENE OXIDE DELIVERY SYSTEM FORADHESIVE COMPOSITIONS

024658/P	CIP	664276		5095058	Granted
United States of America		04-Mar-1991		10-Mar-1992	13-Jun-2010
			Title:STABLE POLYAMIDE RESIN DISPERSIONS AND METHODS FOR THE MANUFACTURE THEREOF (formerly 663)

024659/	PRI	07/674846		5407985	Granted
United States of America		25-Mar-1991		18-Apr-1995	18-Apr-2012
			Title:STABLE POLYAMIDE RESIN MICRODISPERSIONS

8

Case Number/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
024747/	PRI	07/577235		5189089	Granted
United States of America		31-Aug-1990		23-Feb-1993	31-Aug-2010
Title:RESINOUS BINDERS HAVING IMPROVED DILUTION

025646/	PRI	10/655162			Pending
United States of America		04-Sep-2003
Title:RESINS AND ADHESIVE FORMULATIONS THEREWITH

025646-01/V1	DIV	11/443792	06-0217511		Published
United States of America		31-May-2006	28-Sep-2006
Title:RESINS AND ADHESIVE FORMULATIONS THEREWITH

030003-02/I1	CIP	09/153728		6107456	Granted
United States of America		15-Sep-1998		22-Aug-2000	31-Aug-2018
Title:Method for Separating Sterols from Tall Oil

030003-04/V2	DIV	09/782869	01-0007906	6414111	Granted
United States of America		14-Feb-2001	12-Jul-2001	02-Jul-2002	31-Aug-2018
Title:Method for Separating Sterols from Tall Oil
030497/	ORD	11/199036	06-0052462		Published
United States of America		08-Aug-2005	09-Mar-2006
Title:ANTIFOAM COMPOSITIONS CONTAINING DISPERSIONS OF HYDROPHOBIC
PARTICLES

030498-01/	ORD	11/199430	06-0041027		Published
United States of America		08-Aug-2005	23-Feb-2006
Title:ANTIFOAM COMPOSITIONS CONTAINING FATTY” AND ROSIN ACIDS OR DERIVATIVES THEREOF

9

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
032571/	PCT					Pending
United States of America		10-Oct-2006
			Title:	METHOD FOR SEALING GAPS (X-REF: ARZ-030887-PI)

032842-01/P3	PRO	60/774239				Pending
United States of America		16-Feb-2006				16-Feb-2007
			Title:	IMPROVED LOW TEMPERATURE STABILITY OF FATTY

032842-02/P2	PRO	60/775426				Pending
United States of America		21-Feb-2006				21-Feb-2007
			Title:	FATTY ACIDS AND/OR FATTY ACID-CONTAINING
COMPOSITIONS CONTAINING LOW TEMPERATURE
STABILIZERS

032842-03/P4	PRO	60/777286				Pending
United States of America		27-Feb-2006				27-Feb-2007
			Title:	IMPROVED LOW TEMPERATURE STABILITY OF FATTY

032842-04/	ORD	11/393387		06-0229222		Published
United States of America		29-Mar-2006		12-Oct-2006
			Title:	COMPOSITIONS CONTAINING FATTY ACIDS AND/OR
DERIVATIVES THEREOF AND A LOW TEMPERATURE
STABILIZER

032944-01/	ORD	11/505213				Pending
United States of America		15-Aug-2006
			Title:	LOW SULFUR TALL OIL FATTY ACID

032977/	PRI	07/304760			4987160	Granted
United States of America		31-Jan-1989			22-Jan-1991	31-Jan-2009
			Title:	RADIATION CURABLE AMINOAMIDE ACRYLATE POLYMER
(formerly 610)

033248/	PRI					Unfiled
United States of America
			Title:	A COMPOSITION COMPRISING FATTY ACID ALCOHOLS AND
METHODS OF USING AND PRODUCING THE SAME

034758-01/	ORD	11/502032				Pending
United States of America		09-Aug-2006
			Title:	RUBBER COMPOSITIONS CONTAINING IMPROVED

10

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
036133/	PRI					Unfiled
United States of America
			Title:	TERTIARY AMIDE-TERMINATED POLY(ESTER-AMIDE)
POLYMERS AND GELLED COMPOSITION THEREOF, AS
WELL AS METHODS OF MAKING AND USING THE SAME

036451/P1	PRO	60/799165				Pending
United States of America		09-May-2006				09-May-2007
			Title:	WATER SOLUBLE ROSIN ACID ESTERS

036452/P1	PRO	60/778632				Pending
United States of America		01-Mar-2006				01-Mar-2007
			Title:	RELEASE AGENTS CONTAINING PARTIALLY SAPONIFIED
FATTY AND ROSIN ACIDS OR DERIVATIVES THEREOF

036453/	PRI					Unfiled
United States of America
			Title:	FRICTION MODIFIERS

037494/	PRI					Unfiled
United States of America
			Title:	POLYETHER POLY(ESTER-AMIDE) BLOCK CO-POLYMERS
AND USES THEREOF

037948/P1	PRO	60/831422				Pending
United States of America		17-Jul-2006				17-Jul-2007
			Title:	STYRENATED TERPENE RESIN AS WELL AS METHODS OF
MAKING AND USING THE SAME

038083/	PRI					Unfiled
United States of America		06-Dec-2006
			Title:	POLYAMIDE POLYOLS FOR USE IN POLYURETHANE
ADHESIVES

1086/	PRI	09/156337			6022947	Granted
United States of America		18-Sep-1998			08-Feb-2000	18-Sep-2018
			Title:	LIGHT COLORED LOW MOLECULAR WEIGHT PHENOLIC
MODIFIED ROSIN ESTERS

11

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
3028/	PRI	232024			4879351	Granted
United States of America		15-Sep-1988			07-Nov-1989	15-Sep-2008
			Title:	ISOMERIZED TERPENE TACKIFIER RESINS

4057/	PRI	229004			4902850	Granted
United States of America		05-Aug-1988			20-Feb-1990	05-Aug-2008
			Title:	PURIFICATION OF ANETHOLE

4058/	PRI					Unfiled
United States of America
			Title:	ESTERIFICATION OF ROSIN WITH THE COMBINATION OF A
BLEACHING AGENT AND ANTIOXIDANT WITH CATALYTIC
ACTIVITY

4252/3	CON	07/909145			5271991	Granted
United States of America		06-Jul-1992			21-Dec-1993	21-Dec-2010
			Title:	ADDITIVE RESIN FOR INCREASING THE SURFACE ENERGY
OF MOLDING AND EXTRUSION GRADE POLYETHYLENE

4471/1	CON	08/189053			6274657	Granted
United States of America		27-Jan-1994			14-Aug-2001	14-Aug-2018
			Title:	SURFACTANT FOR FORMING STABLE DISPERSIONS OF
ROSIN ESTERS (ORIGINAL TITLE: LEAD
PROJECT-RESEARCH ON SURFACTANTS)

4523/2	CON	024538			5318841	Granted
United States of America		01-Mar-1993			07-Jun-1994	07-Jun-2011
			Title:	POLYTHYLENE ADDITIVE; ADHESION PROMOTER FOR
POLAR AND WATER-DISPERSED ADHESIVES

4524/2	CON	829981			5240985	Granted
United States of America		03-Feb-1992			3l-Aug-1993	31 -Aug-2010
			Title:	POLYETHYLENE SMINE BASED AMPHIPHILIC COMPOUND
FOR INCREASE THE SURFACE ENERGY OF POLYOLEFIN
MOLDING & EXTRUSION RESINS

4524/3	CIP	036623			5272196	Granted
United States of America		24-Mar-1993			2l-Dec-1993	31-Dec-2010
			Title:	POLYETHYLENE SMINE BASED AMPHIPHILIC COMPOUND
FOR INCREASE THE SURFACE ENERGY OF POLYOLEFIN
MOLDING & EXTRUSION RESINS

12

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
4524/4	CON	08/086619			5328951	Granted
United States of America		01-Jul-1993			12-Jul-1994	12-Jul-2011
			Title:	POLYETHYLENE SMINE BASED AMPHIPHILIC COMPOUND
FOR INCREASE THE SURFACE ENERGY OF POLYOLEFIN
MOLDING & EXTRUSION RESINS

4524 CP1/	PRI					Unfiled
United States of America
			Title:	ADDITIVE FOR INCREASING THE SURFACE ENERGY OF
MOLDING AND EXTRUSION GRADE POLYETHLENE

4524 CP2/	PRI					Unfiled
United States of America
			Title:	POLYETHYLENE SMINE BASED AMPHIPHILIC COMPOUND
FOR INCREASE THE SURFACE ENERGY OF POLYOLEFIN
MOLDING & EXTRUSION RESINS

4524 CP4/	PRI					Unfiled
United States of America
			Title:	POLYOLEFIN ADDITIVE METHOD WITH ESTER MIDBLOCK

4524-CP3/	PRI
United States of America						Unfiled

			Title:	POLYETHYLENE SMINE BASED AMPHIPHILIC COMPOUND
FOR INCREASE THE SURFACE ENERGY OF POLYOLEFIN
MOLDING & EXTRUSION RESINS

4529/	PRI	702253			5321092	Granted
United States of America		17-May-1991			14-Jun-1994	14-Jun-2011
			Title:	METHOD FOR BLEACHING TACKIFYING RESINS

4529/1	DIV	066729			5312870	Granted
United States of America		07-Jun-1993			17-May-1994	17-May-2011
			Title:	METHOD FOR BLEACHING TACKIFYING RESINS

4834 CON1/	PRI					Unfiled
United States of America
			Title:	PAPER COATING DISPERSIONS

4834 CON2/	PRI					Unfiled
United States of America
			Title:	PAPER COATING DISPERSIONS

13

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
4900/	PRI	08/I 09686			5427615	Granted
United States of America		20-Aug-1993			27-Jun-1995	20-Aug-2013
			Title:	HEATSET LITHOGRAPHIC VARNISH WITH TOFA ESTER
SOLVENT

4969/	PRI	08/279631			5464691	Granted
United States of America		22-Ju1-1994			07-Nov-1995	22-Jul-2014
			Title:	TIE LAYERS USING POLYOLEFIN

5010/	PRI	08/54764			5587007	Granted
United States of America		14-Aug-1995			24-Dec-1996	14-Aug-2015
			Title:	PHENOLMODIFIEDDICYCLOPENTADIENE BASED INK

5037/	PRI	08/370733			5504152	Granted
United States of America		10-Jan-1995			02-Apr-1996	10-Jan-2015
			Title:	ESTERIFICATION OF ROSIN WITH CALCIUM HYPOPHOSPHITE
AND WITH CALCIUM HYPOPHOSPHITE IN COMBINATION
W/ OTHER ESTERIFICATION CATALYST

5046/	PRI	08/846634			5959010	Granted
United States of America		30-Apr-1997			28-Sep-1999	30-Apr-2017
			Title:	PARTICLEIZED RESIN HAVING IMPROVED PROPERTIES AND
METHOD OF PRODUCING SAME

5057/	CIP	08/614662			5693731	Granted
United States of America		13-Mar-1996			02-Dec-1997	24-Jan-2014
			Title:	METHOD FOR PREPARING HYDROCARBON RESINS

5065/1	DIV	08/463292			5756619	Granted
United States of America		05-Jun-1995			26-May-1998	26-May-2015
			Title:	METHOD FOR EMULSION POLYMERIZATION

5123/2	CON	08/677174			5723709	Granted
United States of America		09-Ju1-1996			03-Mar-1998	14-Apt-2014
			Title:	TERPENE DIMER COMPOSITIONS AND RELATED METHODS
OF MANUFACTURE

14

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
5164/	PRI	08/684696			5762696	Granted
United States of America		19-Ju1-1996			09-Jun-1998	19-Jul-2016
			Title:	TERPENE DIMER VARNISH AND INK FORMULATIONS AND
RELATED METHODS OF MANUFACTURE

522/	PRI	07/142603			4816549	Granted
United States of America		11-Jan-1988			28-Mar-1989	1 l-Jan-2008
			Title:	RESIN FROM POLYMERIZED FATTY ACID 1,2-DIAMINO
CYCLOHEXANE

5239/	PRI	08/445908			5679201	Granted
United States of America		22-May-1995			21-Oct-1997	22-May-2015
			Title:	ADDITIVE FOR THERMALLY SEALING DISSIMILAR
POLYMERIC LAYERS

5239/1	DIV	08/888179			6071577	Granted
United States of America		03-Ju1-1997			06-Jun-2000	22-May-2015
			Title:	ADDITIVE FOR THERMALLY SEALING DISSIMILAR
POLYMERIC LAYERS

5245/	CIP	08/618247			5847247	Granted
United States of America		18-Mar- 1996			08-Dec-1998	14-Mar-2014
			Title:	TERPENE BASED SOLVENTS

5278/1	DIV	08/929992			5874507	Granted
United States of America		15-Sep-1997			23-Feb-1999	15-Sep-2017
			Title:	POLYEPICHLOROHYDRINBASEDTRI-BLOCKADDITIVES
FOR SURFACE MODIFICATION OF POLYMER FILMS AND

5321/	PRI	08/669058			5840801	Granted
United States of America		24-Jun-1996			24-Nov-1998	24-Jun-2016
			Title:	METHOD FOR IMPROVING DISPERSION AND
COMPATABILITY OF ZINC SALTS IN ELASTOMERIC
COMPOUNDS DURING VULCANIZATION

5417/	PILl	08/721554			5854367	Granted
United States of America		26-Sep-1996			29-Dec-1998	26-Sep-2016
			Title:	A PROCESS FOR CATIONIC POLYMERIZATION

5432/	PRI					Unfiled
United States of America
Title: EMULSIFIER AND METHOD FOR EMULSION POLYMERIZATION BY CHEMICAL MODIFICATION
OF MONOMERIC DISTILLATE FROM FATTY ACID DIMERIZATION PROCESS

5434/	PILl					Unfiled
United States of America
Title: END BLOCK REINFORCEMENT OF STYRENIC BLOCK COPOLYMER ELASTOMERS USING
TETRAMETHYL POLYCARBONATE OLIGOMERS

15

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
5496/	PRI	08/788931			5777013	Granted
United States of America		24-Jan-1997			07-Jul-1998	24-Jan-2017
			Title:	DISPERSION AND ADHESION OF SILICA IN ELASTOMERIC
				MATERIALS

5618/	PRI	08/826011			5820667	Granted
United States of America		27-Mar-1997			13-Oct-1998	27-Mar-2017
		Title:FLUSHED PIGMENTS AND METHOD FOR MAKING FLUSHED PIGMENTS

5618/1	CIP	08/975585			5902389	Granted
United States of America		21-Nov-1997			11-May-1999	13-Oct-2018
		Title:FLUSHED PIGMENTS AND METHOD FOR MAK!NG FLUSHED PIGMENTS

5618 CIP/	PRI					Unfiled
United States of America
			Title:	ROSIN BASED RESINS INK VEHICLE

577/	PRI	132301			5023319	Granted
United States of America		15-Dec-1987			11-Jun-1991	11-Jun-2008
			Title:	STABILIZATION OF TREATED ROSIN

582PII/P	CIP	70/336947			4963630	Granted
United States of America		12-Apr-1989			16-Oct-1990	09-May-2008
			Title:	COPOLYMER OF RESIN ACIDS AND MALEIC ANHYDRIDE

587/	PRI	07/098447			4830671	Granted
United States of America		18-Sep-1987			16-May-1989	18-Sep-2007
			Title:	INKCOMPOSITIONS FOR INK JET PRINTING

587-DP/P	CIP	07/690037			5194638	Granted
United States of America		23-Apr-1991			16-Mar-1993	16-Mar-2010
			Title:	RESINOUS BINDERS FOR USE IN INK COMPOSITIONS FOR
				INK JET PRINTING

6013/1	ORD	09/481004			6407272	Granted
United States of America		10-Jan-2000			18-Jun-2002	10-Jan-2020
		Title:SECONDARY ALCOHOL ESTERS OF HYDROXYACIDS AND USES THEREOF

609/	PRI	07/284380			4975498	Granted
United States of America		14-Dec-1988			04-Dec-1990	14-Dec-2008
		Title: THERMALLY-CURABLE AMINOAMIDE ACRYLATE POLYMER

16

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date

6093/	PRI	09/572131			6492458	Granted
United States of America		16-May-2000			10-Dec-2002	16-May-2020
			Title:	POLYLALKYLENEOXYDIAMINE POLYAMIDES USEFUL FOR FORMULATING INKS FOR PHASE-CHANGE JET PRINTING

614/N 1	CON	07/561255			5019167	Granted
United States of America		30-Ju1-1990			28-May-1991	24-Jun-2008
			Title:	STABILIZED ROSIN ESTERS AND HOT MELT ADHESIVES
CONTAINING

614 C/	PRI					Unfiled
United States of America
			Title:	STABILIZED ROSIN ESTERS AND HOT MELT ADHESIVES CONTAINING THEM

623/	PRI	340108
					5026754	Granted
United States of America		18-Apr-1989			25-Jun-1991	18-Apr-2009
			Title:	RESINOUS BINDERS COMPRISING A METAL ROSIN RESINATE AND A PENDANT TERTIARY AMINE POLYMER

6418/	PRI	871388			4937014	Granted
United States of America		06-Jun-1986			26-Jun-1990	26-Jun-2007
			Title:	Metal Containing Polymeric Dispersing Agent

This patent is owned of record by Bergvik Kemi AB and will be transferred to Arizona Chemical Company pursuant to the Agreement.						Stock Purchase

6421 /	PRI	435469			5032179	Granted
United States of America		22-Jun-1988			16-Jul-1991	16-Jul-2008
			Title:	BINDER COMPOSITION, AN AIR DRYING LACQUER COMPRISING THE COMPOSITION AND USE OF THE COMPOSITION IN AN AIR DRYING LACQUER

This patent is owned of record by Bergvik Kemi AB and will be transferred to Arizona Chemical Company pursuant to the Agreement_						Stock Purchase

643/	PRI	313926			5026753	Granted
United States of America		22-Feb-1989			25-Jun-1991	22-Feb-2009

Title:RESINOUS BINDERS COMPRISING A METAL ROSIN RESINATE AND A CARBOXYLATED POLYSTYRENE

647/	PRI	07/481136			5157109	Granted
United States of America		16-Feb-1990			20-Oct-1992	16-Feb-2010
			Title:	PREPARATION OF NOVEL SYNTHETIC RESINS

17

Case Number/Subcase	Case	Application		Publication	Patent	Status
Country Name	Type	Number/Date		Number/Date	Number/Date	Expiration Date
653/	PRI	07/152640			487331 I	Granted
United States of America		05-Feb-1988			10-Oct-1989	05-Feb-2008
			Title:	WATER DISPERSIBLE POLYAMIDE ESTER

18

Case Number/Subcase	Case	Application	Publication	Patent	Status
Country Name	Type	Number/Date	Number/Date	Number/Date	Expiration Date
665CC/I United States of America	CON	08/238583 05-May- 1994		5385986 31-Jan-1995	Granted 3 l-Jan-2012
Title:ADHESIVE OF AMINE-TERMINATED POLYAMIDE AND EPOXY RESIN

665CC/2 United States of America	FWC	08/197729 17-Feb-1994		5424371 13-Jun-1995	Granted 13-Jun-2012
Title:ADHESIVE OF AMINE-TERMINATED POLYAMIDE AND EPOXY RESIN

735/ United States of America	PRI	530678 30-May-1990		5162496 10-Nov-1992	Granted 30-May-2010
Title:METHOD FOR THE PREPARATION OF LIGHT-COLORED ROSIN ESTERS

770/ United States of America	PRI	07/670673 18-Mar-1991		5155177 13-Oct-1992	Granted 18-Mar-2011
Title:THREE COMPONENT AMINOAMIDE ACRYLATE RESIN COMPOSITIONS

786/ United States of America	PRI	07/743051 09-Aug-1991		5104449 14-Apr-1992	Granted 09-Aug-2011
Title:WATER-SOLUBLE ROSIN-BASED COATINGS AND INKS
This patent is owned of record by Union Camp Corporation; to be assigned to Arizona Chemical Company pursuant to the Stock Purchase Agreement.

791/US United States of America	PRI	07/618767 27-Nov-1990	5154760 13-Oct-1992	Granted 27-Nov-2010
Title:POLYAMIDE RESIN COMPOSITIONS FOR USE AS LAMINATING INK RESIN BINDERS

897/ United States of America	PRI	08/581782 02-Jan-1996	5786086 28-Jul-1998	Granted 02-Jan-2016
Title:IMPROVED CONDUCTIVE WIRE COATING

998/ United States of America	PRI	07/430957	5034509 23-Jul-1992	Granted 23-Jul-2008
Title:METHOD FOR IMPROVING THE COLOR AND THE STABILITY OF THE COLOR OF CARBOXYLIC ACID OR A MIXTURE OF THE SAME
This patent is owned of record by the inventor and will be assigned to Arizona Chemical Company pursuant to the Stock Purchase Agreement.

19

All of the trademarks set forth below are owned by Arizona Chemical Company:

Trademark	Status	App. No.	Registr. No.	Country Name	Class(es)	App. Date	Reg. Date
AQUATAC ARIZONA (stylized)	Registered Registered	73/213482 78/133291	1154340 2810445	United States United States	1 1	30-Apr-1979 05-Jun-2002	19-May-1981 03-Feb-2004
ARIZONA	Registered	78/133361	2779502	United States	1	05-Jun-2002	04-Nov-2003
CHEMICAL
CENTURY	Registered	71/639114	0580811	United States	1	06-Dec-1952	06-Oct-1953
CENWAX	Registered	78/241921	2886414	United States	1	25-Apr-2003	21-Sep-2004
MICROMID	Registered	74/213400	1709624	United States	1	18-Oct-1991	25-Aug-1992
STA-TAC	Registered	72/252208	833136	United States	1	11-Aug-1966	08-Aug-1967
SYLFAT	Registered	72/098467	724674	United States	6	06-Jun-1960	05-Dec-1961
SYLFAT	Registered	73/063769	1040359	United States	1	22-Sep-1975	01-Jun-1976
SYLVABLEN	Registered	76/181217	2617023	United States	1	14-Dec-2000	10-Sep-2002
D
SYLVACLEA	Registered	78/157211	2770417	United States	1	23-Aug-2002	30-Sep-2003
R
SYLVACOTE	Registered	75/459652	2721617	United States	1	31-Mar-1998	03-Jun-2003
SYLVAGEL	Registered	78/173363	2779604	United States	1	11-Oct-2002	04-Nov-2003
SYLVAGUM	Registered	76/228556	2623919	United States	1;2	21-Mar-2001	24-Sep-2002
SYLVALITE	Registered	73/457130	1306649	United States	1	15-Dec-1983	27-Nov-1984
SYLVALITE	Registered	76/228554	2735891	United States	1	21-Mar-2001	15-Jul-2003
SYLVAMID	Registered	73/679416	1492785	United States	1	19-Aug-1987	21-Jun-1988
SYLVAMID	Registered	73/758124	1545957	United States	1	17-Oct-1988	04-Jul-1989
SYLVAPINE	Registered	75/459651	2433849	United States	1	31-Mar-1998	06-Mar-2001
SYLVAPRINT	Registered	74/577048	2211336	United States	1	22-Sep-1994	15-Dec-1998
SYLVARES	Registered	76/228555	2623918	United States	1	21-Mar-2001	24-Sep-2002
SYLVAROS	Registered	72/098468	733990	United States	1	06-Jun-1960	10-Ju1-1962
SYLVATAC	Registered	73/135157	1085203	United States	1	25-Ju1-1977	14-Feb-1978
SYLVATAC	Registered	73/758121	1545955	United States	1	17-Oct-1988	04-Ju1-1989
T GLO	Registered; not in use and subject to cancellation	72228212	0864846	United States		September 20,1965	February 18,1969
UNIDYME	Registered	72/394412	0943515	United States	1	09-Jun-1971	26-Sep-1972
UNIFLEX	Registered	72/394411	1040777	United States	1	09-Jun-1971	01-Jun-1976
UNI-KYD	Registered	74/684546	2034460	United States	1	05-Jun-1995	28-Jan-1997
UNI-REZ	Registered	72/223849	0803277	United States	1	20-Jul-1965	08-Feb-1966
UNI-TAC	Registered	73/353784	1262091	United States	1	10-Mar-1982	27-Dec-1983
UNITOL	Registered; not in use and subject to cancellation	72032270	0664220	United States		June 19, 1957	July 15
ZONATAC	Registered	78/216265	2823322	United States	1	19-Feb-2003	16-Mar-2004
ZONESTER	Registered; not in use and subject to cancellation	73758123	1545956	United States		October 17, 1988	July 4
ACINTOL	Registered; not in use and subject to cancellation	71597867	0546338	United States		May 22,1950	August 7, 1951
BECKACITE	Registered; not in use and subject to cancellation	72234416	0815993	United States		December 7,1965	October 4, 1966

1

				Country
Trademark	Status	App. No.	Registr. No.	Name	Class(es)	App. Date	Reg. Date
NEWPORT	Registered; not in use and subject to cancellation	71543978	0506554	United States		December 10, 1947	February 8,1949
NEWPORT	Registered; not in use and subject to cancellation	71543977	0507028	United States		December 10, 1947	February 22,1949
PENTACITE	Registered; not in use and subject to cancellation	71520417	0443238	United States		April 9,1947	August 16, 1949
SOLWYTE	Registered; not in use and subject to cancellation	72228210	0825157	United States		September 20, 1965	March 7,1967
SUPER- BECKACITE	Registered; not in use and subject to cancellation	72234147	0815994	United States		December 7, 1965	October 4, 1966
SYLVADYM	Registered; not in use and subject to cancellation	73758122	1557471	United States		October 17, 1988	September 26, 1986

2

SCHEDULE 4.8
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT
Commercial Tort Claims of each Grantor in excess of $1,000,000

Grantor	Commercial Tort Claims
AZ Chem US Holdings, Inc.	None
AZ Chem US Inc.	None
Arizona Chemical Company	None
Arizona Arboris, Inc.	None
SCHEDULE 4.8-1

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT
PLEDGE SUPPLEMENT
     This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of February 28, 2007 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among [NAME OF COMPANY], the other Grantors named therein, and CAPITALSOURCE FINANCE LLC, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
     Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.
     IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]
By:
Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Chief Executive
Office/Sole Place
of Business (or
Residence if
	Type of	Jurisdiction of	Grantor is a	Organization
Full Legal Name	Organization	Organization	Natural Person)	I.D.#
(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name
(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Business (or Principal Residence if Grantor is a Natural Person) and Corporate within past five (5) years:

Name of Grantor	Date of Change	Description of Change
(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement
(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)
EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 4.2
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Location of Equipment and Inventory
EXHIBIT A-3

SUPPLEMENT TO SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)
Pledged Stock:
Pledged Partnership Interests:
Pledged LLC Interests:
Pledged Trust Interests:
Pledged Debt:
Securities Account:
Commodities Accounts:
Deposit Accounts:
(B)

Name of Grantor	Date of Acquisition	Description of Acquisition
(c)

Name of Grantor	Name of Issuer of Pledged LLC Interest/Pledged Partnership Interest

EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 4.5
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Description of Material Contract
EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 4.6
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Description of Letters of Credit

EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 4.8
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Commercial Tort Claims

EXHIBIT A-8

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT
UNCERTIFICATED SECURITIES CONTROL AGREEMENT
     This Uncertificated Securities Control Agreement dated as of [_______], 20[_______] (as amended, supplemented or otherwise modified from time to time, this “Agreement”) among [_______] (the “Pledgor”), Goldman Sachs Credit Partners L.P, as collateral agent for the First Lien Claimholders (the “First Lien Collateral Agent”), CapitalSource Finance LLC, as collateral agent for the Second Lien Claimholders (the “Second Lien Collateral Agent”; and together with the First Lien Collateral Agent, the “Collateral Agents”) and [_______], a [_______] [corporation] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Intercreditor Agreement dated [as of the date hereof] as amended, restated, supplemented or otherwise modified from time to time, among the Pledgor, the other Grantors party thereto and the Collateral Agents (the “Intercreditor Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Registered Ownership of Shares. The Issuer hereby confn-ms and agrees that as of the date hereof the Pledgor is the registered owner of [_______] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.
     Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the First Lien Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person. If at any time the Issuer shall receive instructions originated by the Second Lien Collateral Agent relating to the Pledges Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person; provided that, prior to receipt by the Issuer of a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”) sent by the First Lien Collateral Agent, the Issuer shall not comply with any entitlement order issued by the Second Lien Collateral Agent without the written consent of the First Lien Collateral Agent.
     Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agents:
     (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating to the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and
     (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agents purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.
     (c) Except for the claims and interest of the First Lien Collateral Agent, the Second Lien Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agents and the Pledgor thereof.

EXHIBIT B-1

     (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.
     Section 4. Choice of Law. This Agreement shall be governed by the laws of the State of [New York].
     Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
     Section 6. Voting Rights. Until such time as the First Lien Collateral Agent (or, following receipt by the Issuer of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Second Lien Collateral Agent) shall otherwise instruct the Issuer in writing in accordance with the terms of the First Lien Pledge and Security Agreement dated as of the date hereof or the Second Lien Pledge and Security Agreement dated as of the date hereof (collectively, and as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), the Pledgor shall have the right to vote the Pledged Shares.
     Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agents may assign their respective rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.
     Section 8. Indemnification of Issuer. The Pledgor and the Collateral Agents hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

EXHIBIT B-2

Pledgor:	c/o Rhone Capital LLC
5 Prince Gate
3rd Floor
Knightsbridge
London SW7 1QJ
Attention: Gianpiero Lenza
Facsimile: +44 207 761 1111
in each case, with a copy to:

Rhone Capital LLC
630 Fifth Avenue
27th Floor
New York, NY 10111
Attention: Andrew Oliver
Facsimile: (212) 218-6789

Arizona Chemical Company
Building 100
4600 Touchton Road E., Suite 1500
Jacksonville, FL 32246
Attention: Charles E. Nelson/Glenda Haynes
Facsimile: (904) 928-8771

First Lien Collateral Agent:	Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York, NY 10004
Attention: Elizabeth Fischer and Rob Schatzman
Telecopier: (212) 902-3000

Second Lien Collateral Agent	CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
Attention: Special Investments Group, Portfolio
Manager
Telephone: 301-841-2700
Fax: 301-841-2340

Issuer:	[Insert Name and Address of Issuer]
Attention: [_______]
Telecopier: [_______]
     Any party may change its address for notices in the manner set forth above.
     Section 10. Termination. The obligations of the Issuer to the Collateral Agents pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agents in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agents have notified the Issuer of such termination writing. The Collateral Agents each agree to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of both Collateral Agents’ security interest in the Pledged Shares pursuant to the terms of Security Agreement. The termination of this Control Agreement shall not terminate the Pledged

EXHIBIT B-3

Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.
     Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
     Section 12. Relationship Between Parties. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[NAME OF PLEDGOR], as Pledgor
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory

CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:
Name:
Title:

[NAME OF ISSUER], as Issuer
By:
Name:
Title:

EXHIBIT B-4

EXHIBIT A
TO UNCERTIFICATED SECURITIES CONTROL AGREEMENT
NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS
To [Issuer]
Re: Uncertificated Securities Control Agreement dated as of                     , 200                     (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement") by and among [NAME OF PLEDGOR] (the “Company"), GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent"), CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent") and [NAME OF ISSUER].
Ladies and Gentlemen:
     You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that you may comply with instructions originated by the Second Lien Collateral Agent regarding the Pledged Shares without our consent, the consent of the Company or the consent of any other person.
     Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely, GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:

Authorized Signatory

cc: CapitalSource
[Pledgor]
EXHIBIT B-A- 1

EXHIBIT A
[Letterhead of applicable Collateral Agent]
[Date]
[Name and Address of Issuer]
Attention:[__]
Re: Termination of Control Agreement
     You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Securities Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours, [GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:

Authorized Signatory]

[CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:

	Title:	Name: ]

EXHIBIT B-A- 2

EXHIBIT C
TO PLEDGE AND SECURITY AGREEMENT
SECURITIES ACCOUNT CONTROL AGREEMENT
     This Securities Account Control Agreement dated as of [___], 20[___] (as amended, supplemented or otherwise modified from time to time, this “Agreement”) among [___] (the “Debtor”), GOLDMAN SACHS CREDIT PARTNERS L.P., as collateral agent for the First Lien Claimholders (the “First Lien Collateral Agent”), CAPITALSOURCE FINANCE LLC, as collateral agent for the Second Lien Claimholders (the “Second Lien Collateral Agent” and together with the First Lien Collateral Agent, the “Collateral Agents”) and [___], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Intercreditor Agreement, dated [as of the date hereof], among the Debtor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Priority of Lien. Pursuant to that certain First Lien Pledge and Security Agreement dated as of February 28, 2007 among the Debtor, the other grantors party thereto and the First Lien Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”) and that certain Second Lien Pledge and Security Agreement dated as of February 28, 2007 among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreement”), the Debtor has granted a security interest in all of the Debtor’s rights in the Securities Account referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Securities Intermediary are entering into this Agreement to perfect each of the First Lien Collateral Agent and the Second Lien Collateral Agent’s security interest in such Securities Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in such Securities Account and the Second Lien Collateral Agent shall have a second priority security interest in such Securities Account in accordance with the Intercreditor Agreement. The Securities Intermediary hereby acknowledges that it has received notice of the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in such Securities Account and hereby acknowledges and consents to such liens.
     Section 2. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:
     (a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of (i) prior to delivery of a Notice of Termination of the First Lien Obligations sent by the First Lien Collateral Agent in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the First Lien Collateral Agent; (ii) subsequent to deliver of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Second Lien Collateral Agent; and (iii) prior to delivery pursuant to Section 9(a) of a Notice of Sole Control
EXHIBIT C - 1

delivered by the First Lien Collateral Agent or Second Lien Collateral Agent, as applicable, in substantially the form set forth in Exhibit B attached here to (“Notice of Sole Control”), the Debtor.
     (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;
     (c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and
     (d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.
     Section 3. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
     Section 4. Control of the Securities Account. (a) If at any time the Securities Intermediary shall receive any order from the First Lien Collateral Agent directing transfer redemption of any financial asset credited to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If at any time the Securities Intermediary shall receive any entitlement order from the Second Lien Collateral Agent directing transfer or redemption of any financial asset credited to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person; provided that, prior to receipt by the Securities Intermediary of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Securities Intermediary shall not comply with any entitlement order issued by the Second Lien Collateral Agent without the written consent of the First Lien Collateral Agent. The Securities Intermediary shall comply with entitlement orders from the Debtor directing transfer or redemption of any financial asset relating to the Securities Account until such time as the Securities Intermediary has received a Notice of Sole Control delivered pursuant to Section 9(a). Until such time as the Securities Intermediary has received a Notice of Sole Control delivered under Section 9(a), the Securities Intermediary shall be entitled to distribute to the Debtor all income on the financial assets in the Securities Account. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the written consent of the First Lien Collateral Agent or following the receipt by Securities Intermediary of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent), If applicable, the Securities Intermediary shall follow the orders issued by the applicable Collateral Agent.
     (b) Each Collateral Agent agrees that, unless and until an Event of Default (as defmed in the Intercreditor Agreement) has occurred and is continuing, it will neither (1)direct or instruct, or deliver any entitlement order to, the Securities Intermediary in any respect regarding the Securities Account nor (2) deliver or a Notice of Sole Control.

EXHIBIT C-2
     Section 5. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).
     Section 6. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of [New York]. Regardless of any provision in any other agreement, for purposes of the UCC, [New York] shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of [New York].
     Section 7. Conflict with Other Agreements.
     (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;
     (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;
     (c) The Securities Intermediary hereby confirms and agrees that:
          (i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;
          (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and
          (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.
     Section 8. Adverse Claims. Except for the claims and interest of the Collateral Agents and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar
EXHIBIT C-3

process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agents and the Debtor thereof.
     Section 9. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:
     (a) Notice of Sole Control. If at any time the First Lien Collateral Agent or, after delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Second Lien Collateral Agent, as the case may be, delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit B hereto, the Securities Intermediary agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Securities Account from the Debtor.
     (b) Voting Rights. Until such time as the Securities Intermediary receives a notice of Sole Control pursuant to subsection (a) of this Section 9, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account
     (c) Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the applicable Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit C hereto.
     (d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and each Collateral Agent at the address for each set forth in Section 12 of this Agreement.
     (e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
     Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:
     (a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and
     (b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.
     Section 11. Indemnification of Securities Intermediary. The Debtor and each Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and such Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement

EXHIBIT C-4

or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 12. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.
     Section 13. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	c/o Rhône Capital LLC
5 Prince Gate
3rd Floor
Knightsbridge
London SW7 1QJ
Attention: Gianpiero Lenza
Facsimile: +44 207 761 1111

in each case, with a copy to:

Rhône Capital LLC
630 Fifth Avenue
27th Floor
New York,
NY 10111
Attention: Andrew Oliver
Facsimile: (212) 218-6789

Arizona Chemical Company
Building 100
4600 Touchton Road E., Suite 1500
Jacksonville, FL 32246
Attention: Charles E. Nelson/Glenda Haynes
Facsimile: (904) 928-8771

First Lien Collateral Agent:	Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York, NY 10004
Attention: Elizabeth Fischer and Rob Schatzman
Telecopier: (212) 902-3000

Second Lien Collateral Agent	CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor

EXHIBIT C-5

Chevy Chase, MD 20815
Attention: Special Investments Group, Portfolio
Manager
Telephone: 301-841-2700
Fax: 301-841-2340

Securities Intermediary:	[Name and Address of Securities Intermediary]
Attention: [ ]
Telecopier: [ ]
     Any party may change its address for notices in the manner set forth above.
     Section 14. Termination. The obligations of the Securities Intermediary to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interest of both Collateral Agents in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agents have notified the Securities Intermediary of such termination in writing. The Collateral Agents agree to provide Notice of Termination in substantially the form of Exhibit D hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of both Collateral Agents’ security interest in the Securities Account pursuant to the terms of the Security Agreement, such Notice of Termination to be delivered by the Second Lien Collateral Agent only after such notice has been delivered by the First Lien Collateral Agent. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.
     Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
     Section 16. Relationship Between Parties. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

EXHIBIT C-6

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR], as Debtor
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory

CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY], as Securities Intermediary
By:
Name:
Title:

EXHIBIT C-7

EXHIBIT A
TO SECURITIES ACCOUNT CONTROL AGREEMENT
NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS
[Securities Intermediary]
Re: Securities Account Control Agreement dated as of                     , 200___ (as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [NAME OF DEBTOR] (the “Company”), GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re securities account number                      and all financial assets credited thereto (the “Account”).
Ladies and Gentlemen:
     You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that upon receipt of a Notice of Sole Control under Section 9(a) of the Control Agreement therefrom, you may comply with entitlement orders originated by the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Account without our consent, the consent of the Company or the consent of any other person.
     Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely, GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Name:
Title:

cc:	CapitalSource

[Debtor]

EXHIBIT C-A-1

EXHIBIT B
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of applicable Collateral Agent]
[Date]
[Name and Address of Securities Intermediary]
Attention:[                                        ]
Re: Notice of Sole Control
Ladies and Gentlemen:
     As referenced in the Securities Account Control Agreement dated as of [                    ], 20[              ] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [                    ] (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory

CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:
Name:
Title:

cc: [Name of Debtor]

EXHIBIT C-B-1

EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT
Permitted Investments
Cash Equivalents (as defined in the Credit Agreement)
[Other Investments permitted pursuant to the Credit Agreement]
EXHIBIT C-C-1

EXHIBIT D
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of applicable Collateral Agent]
[Date]
[Name and Address of Securities Intermediary]
Attention:[                                         ]
Re: Termination of Securities Account Control Agreement
     You are hereby notified that the Securities Account Control Agreement dated as of [                    ], 20[           ] among you, [Name of Debtor] (the “Debtor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [                                        ] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory]

[CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:
Name:
Title:]

EXHIBIT C-C-1

EXHIBIT D
TO PLEDGE AND SECURITY AGREEMENT
DEPOSIT ACCOUNT CONTROL AGREEMENT
     This Deposit Account Control Agreement dated as of [                    ], 20[                    ] (as amended, supplemented or otherwise modified from time to time, this “Agreement”) among [                    ] (the “Debtor”), GOLDMAN SACHS CREDIT PARTNERS L.P., as collateral agent for the First Lien Claimholders (the “First Lien Collateral Agent”), CAPITALSOURCE FINANCE LLC, as agent for the Second Lien Claimholders (the “Second Lien Collateral Agent” and together the First Lien Collateral Agent, the “Collateral Agents”) and [                    ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Intercreditor Agreement, dated [as of the date hereof], between the Debtor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of [New York].
     Section 1. Priority of Lien. Pursuant to that certain First Lien Pledge and Security Agreement dated as of February 28, 2007, among the Debtor, the other grantors party thereto and the First Lien Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Security Agreement”) and that certain Second Lien Pledge and Security Agreement dated as of February 28, 2007, among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”; and together with the First Lien Security Agreement, the “Security Agreement”), the Debtor has granted a security interest in all of the Debtor’s rights in the Deposit Account referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Financial Institution are entering into this Agreement to perfect each of the First Lien Collateral Agent and the Second Lien Collateral Agent’s security interest in such Deposit Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in such Deposit Account and the Second Lien Collateral Agent shall have a second priority security interest in such Deposit Account in accordance with the Intercreditor Agreement. The Financial Institution hereby acknowledges that it has received notice of the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in such Deposit Account and hereby acknowledges and consents to such liens.
     Section 2. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:
     (a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”), the First Lien Collateral Agent, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Second Lien Collateral Agent, and (iii) prior to delivery pursuant to Section 8(a) of a Notice of Sole Control
EXHIBIT D- 1

delivered by the First Lien Collateral Agent or Second Lien Collateral Agent, as applicable, in substantially the form set forth in Exhibit B hereto (“Notice of Sole Control”), the Debtor; and
     (b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.
     Section 3. Control of the Deposit Account. (a) If at any time the Financial Institution shall receive any instructions originated by the First Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. If at any time the Financial Institution shall receive any instructions originated by the Second Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person; provided that, prior to receipt by the Financial Institution of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent, the Financial Institution shall not comply with instructions originated by the Second Lien Collateral Agent without the written consent of the First Lien Collateral Agent. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Collateral Agents in the Deposit Account and hereby acknowledges and consents to such lien and shall comply with instructions from the Debtor directing the disposition of funds in the Deposit Account until such time as the Financial Institution has received a Notice of Sole Control delivered pursuant to Section 8(a). If the Debtor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the written consent of the First Lien Collateral Agent or following the receipt by the Financial Institution of a Notice of Termination of First Lien Obligations sent by the First Lien Collateral Agent), if applicable, the Financial Institution shall follow the instructions issued by the applicable Collateral Agent.
     (b Each Collateral Agent agrees that, unless and until an Event of Default (as defined in the Intercreditor Agreement) has occurred and is continuing, it will neither (1) direct or instruct the Financial Institution in any respect regarding the Deposit Account nor (2) deliver a Notice of Sole Control.
     Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).
     Section 5. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of [New York]. Regardless of any provision in any other agreement, for purposes of the UCC, [New York] shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of [New York].
EXHIBIT D-2

     Section 6. Conflict with Other Agreements.
     (a) Subject to Section 15, in the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;
     (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and
     (c) The Financial Institution hereby confirms and agrees that:
     (i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account [other than                    ]; and
     (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC.
     Section 7. Adverse Claims. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agent and the Debtor thereof.
     Section 8. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:
     (a) Notice of Sole Control. If at any time the First Lien Collateral Agent, or after delivery of a Notice of Termination of First Lien Obligations by the First Lien Collateral Agent, the Second Lien Collateral Agent, as the case may be, delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit B hereto, the Financial Institution agrees that after receipt of such notice, it will cease to follow any instruction with respect to the Deposit Account from the Debtor.
     (b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and each Collateral Agent at the address for each set forth in Section 11 of this Agreement; and
     (c) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
     Section 9. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:
EXHIBIT D-3

     (a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and
     (b) This Agreement is the valid and legally binding obligation of the Financial Institution.
     Section 10. Indemnification of Financial Institution. The Debtor and each Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and such Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
     Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.
     Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	c/o Rhône Capital LLC
5 Prince Gate
3rd Floor
Knightsbridge
London SW7 1QJ
Attention: Gianpiero Lenza
Facsimile: +44 207 761 1111

in each case, with a copy to:

Rhône Capital LLC
630 Fifth Avenue
27th Floor
New York, NY 10111
Attention: Andrew Oliver
Facsimile: (212)218-6789

Arizona Chemical Company Building 100
EXHIBIT D-4

4600 Touchton Road E., Suite 1500 Jacksonville, FL 32246
Attention: Charles E. Nelson/Glenda Haynes
Facsimile: (904) 928-8771
First Lien Collateral Agent:	Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York, NY 10004
Attention: Elizabeth Fischer and Rob Schatzman
Telecopier: (212) 902-3000

Second Lien Collateral Agent	CapitalSource Finance LLC
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
Attention: Special Investments Group, Portfolio
Manager
Telephone: 301-841-2700
Fax: 301-841-2340

Financial Institution:	[Name and Address of Financial Institution]
Attention: [ ]
Telecopier: [ ]
     Any party may change its address for notices in the manner set forth above.
     Section 13. Termination. The obligations of the Financial Institution to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agents in the Deposit Account has been terminated pursuant to the terms of Security Agreement and the Collateral Agents have notified the Financial Institution of such termination in writing. Each Collateral Agent agrees to provide Notice of Termination insubstantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of both Collateral Agents’ security interest in the Deposit Account pursuant to the terms of the Security Agreement, such notice to be delivered by the Second Lien Collateral Agent only after such delivery by the First Lien Collateral Agent. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.
     Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
     Section 15. Relationship Between Parties. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.
EXHIBIT D-5

     IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR], as Debtor
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory

CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:
Name:
Title:

EXHIBIT D-6

[NAME OF FINANCIAL INSTITUTION], as Financial Institution
By:
Name:
Title:

EXHIBIT D-7

EXHIBIT A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS
[Financial Institution]
Re:	Deposit Account Control Agreement dated as of [ ], 200___(as amended, restated, supplemented or otherwise modified from time to time, the “Control Agreement”) by and among [NAME OF DEBTOR] (the “Company”), GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”) and [NAME OF FINANCIAL INSTITUTION] re deposit account number in the name of (the “Account”).
Ladies and Gentlemen:
     You are hereby notified that there has been a Discharge of First Lien Obligations. You are hereby instructed that upon receipt of a Notice of Sole Control under Section 8(a) of the Control Agreement therefrom, you may comply with instructions issued by the Second Lien Collateral Agent directing disposition of funds in the Account without our consent, the consent of the Company or the consent of any other person.
     Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.

Sincerely, GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory

cc: CapitalSource
      [COMPANY]
EXHIBIT D-A- 1

EXHIBIT B
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
[Letterhead of applicable Collateral Agent]
[Date]
[Name and Address of Financial Institution]
Attention: [                                                            ]
Re: Notice of Sole Control
Ladies and Gentlemen:
     As referenced in the Deposit Account Control Agreement dated as of ☐, 20[___] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number ☐ (the “Deposit Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory]

[CAPITALSOURCE FINANCE LLC as Second Lien Collateral Agent
By:
Name:
	Title:	]

cc: [Name of Debtor]
EXHIBIT D-B- 1

EXHIBIT C
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
[Letterhead of applicable Collateral Agent]
[Date]
[Name and Address of Financial Institution]
Attention: [                                                            ]
Re: Termination of Deposit Account Control Agreement
     You are hereby notified that the Deposit Account Control Agreement dated as of [                                        ], 20[___] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [                                                            ] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, [GOLDMAN SACHS CREDIT PARTNERS L.P., as First Lien Collateral Agent
By:
Authorized Signatory]

[CAPITALSOURCE FINANCE LLC, as Second Lien Collateral Agent
By:
Name:
	Title:	]

EXHIBIT D-C-1